Exhibit 99.1

U.S. GoldMining Mobilizes 2026 Exploration Program Targeting District-Scale Potential at the Whistler Project, Alaska

Anchorage, Alaska – April 20, 2026 – U.S. GoldMining Inc. (NASDAQ: USGO) (“U.S. GoldMining” or the “Company”) is pleased to announce that it has commenced activities on its planned exploration program (the “Program”) at its Whistler Gold-Copper Project in Alaska (“Whistler” or the “Project”).

Highlights:

●	Executing Growth Strategy: The 2026 Program will comprise diamond core drilling targeting several high-priority near-deposit potential upside opportunities and new targets within the Whistler – Raintree area (see Figure 1). The objective is to develop a pipeline of discoveries that will underpin growth opportunities for the Project.

●	Mobilization Underway: The Company has recently completed pre-mobilization of critical equipment and consumables to the Project. This proactive staging positions the exploration team to commence summer exploration activities and drilling as soon as conditions allow.

●	Building on Strong Economic Foundation: The exploration strategy complements the strong Whistler economics and rapid payback demonstrated in the recently announced Whistler initial economic assessment (“PEA”)[1]. See news release dated March 2, 2026, which outlined:

○	After-tax net present value at 5% discount rate (“NPV5%”) of $2.0 billion, an internal rate of return (“IRR”) of 33%, and initial payback of 2.1 years, at Base Prices.

○	At spot prices, an after-tax NPV5% of approximately $4.9 billion, an IRR of 62%, and an initial payback of just 1.2 years.

●	Untapped Potential: The 2026 PEA considers only one of three deposits with stated mineral resource estimates on the property, highlighting the district-scale potential the upcoming program aims to unlock.

Tim Smith, Chief Executive Officer of U.S. GoldMining commented: “We are excited to return to the field this coming summer to test our highest priority targets for new gold-copper porphyry discoveries in the Whistler Orbit. The strong initial base-case mine plan in the PEA gives us a strong foundation to confidently advance our exploration strategy. We look forward to sharing more details on the 2026 Program as we drive district-scale resource growth and the advancement of Pre-Feasibility level studies over the coming months.”

2026 Whistler Exploration Program

The Program will test several new high priority targets identified from the 2025 exploration program. These advanced targets exhibit strong indicators for the potential discovery of new bedrock porphyry gold-copper mineralization (see news release dated January 20, 2026):

○	Whistler extensions (Near-Deposit Upside): Along-strike extensions of the Whistler deposit and new zones of copper anomalism identified in both basal till and top of bedrock sampling, located adjacent to the currently delineated Whistler deposit.

○	Mammoth & Snow Ridge (District Scale Potential): Large strongly anomalous gold and/or copper zones located 2 to 3 kilometers north of the Whistler deposit.

1 PEA notes: all financial figures are in United States dollars unless otherwise stated. Base Prices used in the 2026 Whistler PEA are $3,200 per ounce gold, $4.50 per pound copper, and $37.50 per ounce silver. References to spot prices reflect $5,000 per ounce gold, $5.85 per pound copper, and $70 per ounce silver. Spot prices were selected based on the 5-day and 1-month intra-day trading prices for the periods ending February 23, 2026.

○	Raintree area (Near-Deposit Upside & Mineral System Scale Potential ): Widespread gold-copper anomalism suggestive of lateral extensions adjacent to the existing Raintree deposit, alongside broader regional targets.

○	Hotfoot (the “Look-Alike”) and Sunbowl area: An emerging, high-priority target defined by an intense bedrock gold anomaly aligned with a large ‘Whistler look-alike’ magnetic signature, located just 1 kilometer south of the Raintree deposit, and additional along-strike extensions south of the Whistler deposit.

Whistler PEA

For further information, please see the S-K 1300 Report titled “Whistler Gold-Copper Project, S-K 1300 Technical Report Summary and Initial Assessment with Economic Analysis, Alaska, United States of America” and the 43-101 Report titled “Whistler Gold-Copper Project, NI 43-101 Technical Report and Preliminary Economic Assessment”, each dated effective March 2, 2026. The S-K-1300 Report is available under the Company’s profile at www.sec.gov and the NI 43-101 Report is available under its profile at www.sedarplus.ca.

Qualified Person

Tim Smith, P.Geo., Chief Executive Officer of the Company, has supervised the preparation of this news release and has reviewed the additional scientific and technical information contained herein. Mr. Smith is a qualified person as defined under NI 43-101 and S-K 1300.

Technical Information

The results of the PEA contained herein are preliminary in nature and are intended to provide an initial assessment of the Project’s economic potential and development options of the Project. Among other things, the PEA, including its mine schedule, cost estimates and economic assessment, includes numerous assumptions and there can be no certainty that this economic assessment may be realized.

The disclosure herein, including relating to mineral resource estimates, has been prepared in accordance with the requirements of Canadian securities laws, as set forth in NI 43-101ound in S-K 1300.

About U.S. GoldMining Inc.

U.S. GoldMining Inc. is an exploration and development company focused on advancing the 100% owned Whistler Gold-Copper Project, located 105 miles (170 kilometers) northwest of Anchorage, Alaska, U.S.A. The Whistler Project consists of several gold-copper porphyry deposits and exploration targets within a large regional land package entirely on State of Alaska mining claims totaling approximately 53,700 acres (217.5 square kilometers).

For further information regarding the Project, refer to previous technical disclosures available on the Company’s website and under the Company’s respective profiles at www.sec.gov and www.sedarplus.ca.

Visit www.usgoldmining.us for more information.

For additional information, please contact:

U.S. GoldMining Inc.

Alastair Still, Chair

Tim Smith, Chief Executive Officer

Telephone Toll Free: 1-833-388-9788

Email: info@usgoldmining.us

510,000 mE
520,000 mE
6,880,000 mN
6,870,000 mN
6,860,000 mN
6,850,000 mN
N
Whistler – Raintree Mineral System
Korbel
Mammoth
Raintree North
Whistler Orbit
Big White
Raintree East
Whistler Deposit
Raintree Deposit
Sunbowl
Hotfoot
Whistler Camp
Rainmaker
Legend
Property
Deposit
Au Target
District Au Deposit
U.S. GOLDMINING
EXPLORATION TARGETS
WHISTLER PROJECT
ALASKA, U.S.A.
Map Coordinate System: NAD 1983 UTM Zone 05N
Contact Zone
Muddy Creek
Arsenoknob
Muddy Creek Mineral System
Howell Zone
Cirque Zone
Island Mountain Mineral System
RPM
Island Mtn Deposit
Super Conductor
5 km

Figure 1 The Whistler Project, containing three gold ± copper ± silver mineral systems: Whistler–Raintree contains the currently delineated Whistler and Raintree deposits; Island Mountain contains the namesake gold deposit and several additional undrilled targets; and Muddy Creek holds potential for discovery of an intrusive related gold system.

Forward-Looking Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Such statements include statements with regard to the Company’s plans and expectations regarding the Project, including statements regarding the results of the PEA, expectations regarding the Project and its future exploration and development potential, and expectations regarding future exploration plans. Words such as “expects”, “anticipates”, “plans”, estimates” and “intends” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on U.S. GoldMining’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, fluctuating commodity prices, risks inherent with preliminary economic assessments and mineral resource estimation generally, economic risks, changing economic factors, including those impacting estimated costs and expenditures and economic returns under the PEA, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and future development work, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals or permits, title disputes other risks inherent in the exploration and development of mineral properties and the other risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission at www.sec.gov and Canadian Securities Administrators at www.sedarplus.ca. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release. Forward-looking statements contained in this news release are made as of this date, and U.S. GoldMining does not undertake any duty to update such information except as required under applicable law.